Exhibit 99.1

ÖSTERGRENS ELMOTOR AB

Consolidated Financial Statements

and

Independent Auditors’ Report

December 30, 2010

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors

ÖSTERGRENS ELMOTOR AB

We have audited the accompanying consolidated balance sheet of Östergrens Elmotor AB (the “Company”) as of December 30, 2010, and the related consolidated statement of operations, changes in stockholder’s equity and cash flows for the year then ended.  These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Östergrens Elmotor AB as of December 30, 2010, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Ehrhardt Keefe Steiner & Hottman PC

April 18, 2011

Denver, Colorado

ÖSTERGRENS ELMOTOR AB

CONSOLIDATED BALANCE SHEET

(In SEK Thousands)

December 30, 2010
Assets
Current Assets:
Cash and cash equivalents	2,436
Trade receivables, net of allowance for doubtful accounts of SEK 55	13,493
Inventories, net	17,245
Prepaid income taxes	1,706
Prepaid expenses and other assets	2,400
Total Current Assets	37,280
Property, plant and equipment, net	711
Total Assets	37,991

Liabilities and Stockholder’s Equity
Current Liabilities:
Accounts payable	9,932
Fringe benefits	2,526
Other accrued liabilities	5,057
Total Current Liabilities	17,515
Deferred income taxes	951
Total Liabilities	18,466

Commitments and Contingencies
Stockholder’s Equity:
Common stock, authorized 40,000 Series A and 40,000 Series B shares; 40,000 Series A and 30,000 Series B shares issued and outstanding	4,300
Retained earnings	15,321
Accumulated other comprehensive loss	(96)
Total Stockholder’s Equity	19,525
Total Liabilities and Stockholder’s Equity	37,991

See accompanying notes to consolidated financial statements.

ÖSTERGRENS ELMOTOR AB

CONSOLIDATED STATEMENT OF OPERATIONS

(In SEK Thousands)

For the year ended December 30, 2010
Revenues	121,814
Cost of products sold	84,975
Gross margin	36,839

Operating costs and expenses:
Selling	12,035
General and administrative	11,376
Engineering and development	8,535
Total operating costs and expenses	31,946
Operating income	4,893
Other expense	674
Income before income taxes	4,219
Provision for income taxes	855

Net income	3,364

See accompanying notes to consolidated financial statements.

ÖSTERGRENS ELMOTOR AB

CONSOLIDATED STATEMENT OF CASH FLOWS

(In SEK Thousands)

For the year ended December 30, 2010
Cash Flows From Operating Activities:
Net income	3,364
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	705
Warranty reserve	229
Other	(136)
Changes in assets and liabilities:
Trade receivables	166
Inventories, net	339
Prepaid income taxes	(1,869)
Prepaid expenses and other assets	(266)
Accounts payable	(625)
Due to parent company	(3,815)
Fringe benefits and other accrued liabilities	(885)
Net cash used in operating activities	(2,793)

Cash Flows From Investing Activities:
Purchase of property and equipment	(137)
Net cash used in investing activities	(137)

Cash Flows From Financing Activities:
Repayments on debt, net	(2,120)
Dividends paid to stockholder	(5,000)
Net cash used in financing activities	(7,120)

Effect of foreign exchange rate changes on cash	—

Net decrease in cash and cash equivalents	(10,050)

Cash and cash equivalents at beginning of period	12,486

Cash and cash equivalents at end of period	2,436

Supplemental disclosure of cash flow information:

Cash paid for interest	121,000

Cash paid for taxes	1,863,000

Supplemental disclosure of non-cash activity:

During the year ended December 30, 2010, the Company converted 3,600 in amounts due to parent company into contributed capital shown in common stock in the accompanying consolidated financial statements.

See accompanying notes to consolidated financial statements.

ÖSTERGRENS ELMOTOR AB

CONSOLIDATED STATEMENT OF STOCKHOLDER’S EQUITY

AND COMPREHENSIVE INCOME

(In SEK Thousands)

	Shares	Amount	Retained Earnings	Foreign Currency Translation Adjustments	Comprehensive Income
Balances, December 31, 2009	70	700	16,957	210
Dividends paid			(5,000)
Contributed capital		3,600
Foreign currency translation adjustment				(306)	(306)
Net income			3,364		3,364
Comprehensive income					3,058
Balances, December 30, 2010	70	4,300	15,321	(96)

See accompanying notes to consolidated financial statements.

ÖSTERGRENS ELMOTOR AB

Notes to the Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies

Östergrens Elmotor A.B. (the “Company”) has been involved in the motion control business since 1979.  The Company is a limited liability company organized under the laws of Sweden.  The Company has expertise in developing motion solutions through the application and integration of motion products sourced from several companies.  Östergrens also has engineering capabilities to design and develop state of the art electronic motion control solutions to provide a complete motion solution for their customers.  All amounts in the notes to the consolidated financial statements are stated in Swedish Krona (“SEK”) unless noted otherwise.

Basis of presentation

The consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S GAAP”). The preparation of financial statements in accordance with U.S.GAAP requires management to make certain estimates and assumptions. Such estimates and assumptions affect the reported amounts of assets and liabilities as well as disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. All amounts are presented in SEK, the Company’s functional currency, unless otherwise indicated.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, listed below:

Östergrens (Changzhou) Elmotor Co. Ltd. China (“ÖCE”), was formed in 2004, and is located in Changzhou, China.  ÖCE manufactures motors used in motion control systems sold by the Company and other third parties;

Östergrens Changzhou Trading Co. Ltd China (“ÖCT”) was formed in 2009, and is located in Changzhou, China. ÖCT is involved in the business of selling products produced by ÖCE both domestically and internationally.

Östergrens Elmotor Ltd., located in Ferndown, United Kingdom, was formed in 2007, and functions as a development center for drive electronics.

Östergrens Elmotor GmbH, formed in 2000, located in Bad Abbach, Germany, manages consignment stock for one of the Company’s customers.

All significant inter-company accounts and transactions are eliminated in consolidation.

ÖSTERGRENS ELMOTOR AB

Notes to the Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash and cash equivalents include instruments which are readily convertible into cash (original maturities of three months or less) and which are not subject to significant risk of changes in interest rates. Cash flows from foreign currency transactions are translated using an average rate.

Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable; however, changes in circumstances relating to accounts receivable may result in a requirement for additional allowances in the future.

Inventories

Inventories include costs of materials, direct labor and manufacturing overhead, and are stated at the lower of cost (first-in, first-out basis) or market, as follows (in SEK Thousands):

December 30, 2010
Parts and raw materials	14,808
Work-in-process	435
Finished goods	2,437
17,680
Less reserves	(435)
17,245

Property, Plant and Equipment

Historical cost	5,800
Less accumulated depreciation	(5,089)
711

ÖSTERGRENS ELMOTOR AB

Notes to the Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Property, plant and equipment is composed of building improvements, machinery, equipment, furniture, and other items that meet the criteria of capitalization.

Depreciation expense is provided using the straight-line method over the estimated useful lives of five years. The cost and related accumulated depreciation of retired or sold property are removed from the accounts and the resulting gain or loss, if any, is reflected in earnings.

Depreciation expense was approximately 705,000 for the year ended December 30, 2010.

Warranty

The Company offers warranty coverage for many of its products. The warranty accrual represents management’s best estimate of what warranty costs will be based on the level of Company sales and returns experienced during the warranty period. The assumptions used to estimate warranty accruals are reevaluated periodically in light of actual experience and, when appropriate, the accruals are adjusted. Accrued warranty costs were 229,000 as of December 30, 2010.

Accrued Liabilities

Accrued liabilities consist of the following (in SEK thousands):

December 30, 2010
Deferred Income	763
Warranty reserve	229
Tax withholdings	1,789
Other accrued expenses	2,276
5,057

ÖSTERGRENS ELMOTOR AB

Notes to the Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Foreign Currency Translation

The assets and liabilities of the Company’s foreign subsidiaries are translated into SEK using end of period exchange rates. Revenue and expense transactions use an average rate prevailing during the month of the related transaction. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Engineering and Development Costs

Engineering and development costs are expensed as incurred.

Revenue Recognition

The Company recognizes revenue when products are shipped or delivered (shipping terms may be either FOB shipping point or destination) and title has passed to the customer, persuasive evidence of an arrangement exists, the selling price is fixed or determinable, and collectability is reasonably assured.

Income Taxes

The Company accounts for income taxes in accordance with ASC Topic 740 “Income Taxes.” Consistent with guidance in “Income Taxes”, the current provision for income taxes represents actual or estimated amounts payable or refundable on tax return filings for each year. Deferred tax assets and liabilities are recorded for the estimated future tax effects of temporary differences between the tax basis of assets and liabilities and amounts reported in the accompanying consolidated balance sheet. The change in deferred tax assets and liabilities for the period measures the deferred tax provision or benefit for the period.

The guidance in “Income Taxes” requires that realization of an uncertain income tax position must have a “more likely than not” probability of being sustained based on technical merits before it can be recognized in the financial statements, assuming a review by tax authorities having all relevant information and applying current conventions. The Company does not have significant unrecognized tax benefits and does not anticipate a significant increase or decrease in unrecognized tax benefits within the next twelve months.

ÖSTERGRENS ELMOTOR AB

Notes to the Consolidated Financial Statements

Note 1 - Description of Business and Summary of Significant Accounting Policies (continued)

Income Taxes (continued)

Interest and penalties associated with tax positions are recorded in the period assessed as general and administrative expenses.  No interest or penalties have been assessed as of December 30, 2010.

The deferred tax liability relates to untaxed reserves that are based on Swedish Tax Regulations.  Swedish tax rules allow the Company to defer up to 25% of its annual income for up to six years.  As a result of this deferral, the company can maintain these reserves until they come due under Swedish Tax Laws.

Concentration of Credit Risk

Trade receivables subject the Company to the potential for credit risk. To reduce this risk, the Company performs evaluations of its customers’ financial condition and creditworthiness at the time of sale, and updates those evaluations when necessary. The Company has one customer that accounted for 31% of the Company’s accounts receivable at December 30, 2010, and 31% of the Company’s revenues for the year ended December 30, 2010.

Note 2 — Debt Obligations

The Company paid off its remaining debt of 2,120,000 in 2010, and terminated its debt agreement with the Agricultural Bank of China in August 2010.  Interest expense for 2010 was approximately 121,000.

The Company maintains its overdraft facility with Swedbank for approximately 2,100,000, of which zero was outstanding as of December 30, 2010.

Note 3 - Related Party Transactions

During 2010, a loan payable by the Company to Östergrens Holding AB of approximately 3,600,000 was contributed to equity of the Company.

Dividends of approximately 5,000,000 were paid to stockholders of Östergrens Holding AB, some of whom are employed by Östergrens Elmotor AB.

ÖSTERGRENS ELMOTOR AB

Notes to the Consolidated Financial Statements

Note 4 — Stockholder’sEquity

Restricted Equity

As of December 30, 2010, the Company had 15,321,000 of retained earnings.  4,089,000 of these earnings relate to the aforementioned untaxed reserves, and are restricted according to Swedish tax law, and may not be distributed to stockholders until the related taxes are paid.

Voting Rights

Each of the shares has voting rights as follows:

Series A shares	1 vote per share
Series B shares	1/10 vote per share

Note 5 — Commitments

The Company has entered into a long-term supply agreement with one of its suppliers.  This agreement commits the Company to purchase parts totaling approximately 210,000 Euros in 2011, 240,000 Euros in 2012, and 270,000 Euros in 2013.

Operating Leases

The Company leases office space under operating leases expiring at various dates through 2011.  Rent expense for the year ended December 30, 2010 was 3,507,000.

Litigation

In the normal course of business, the Company is party to litigation from time to time.  The Company maintains insurance to cover certain actions and believes that resolution of such litigation will not have a material adverse effect on the Company.

ÖSTERGRENS ELMOTOR AB

Notes to the Consolidated Financial Statements

Note 6 - Subsequent Events

On December 30, 2010, Allied Motion Technologies B.V., a wholly-owned subsidiary of Allied Motion Technologies Inc., acquired 100% of the shares of Östergrens Elmotor AB.  The purchase price was comprised of 50,000,000 cash paid at closing, 136,700 shares of Allied Motion common stock issued to the sellers, and 18,320,000 in contingent consideration.

The Company has evaluated all subsequent events through April 18, 2011, which is the date the consolidated financial statements were available to be issued.